EXHIBIT 10.4

CONFIDENTIAL TREATMENT REQUESTED

EXECUTION COPY

AMENDMENT NO. 2 TO CREDIT AGREEMENT

AMENDMENT, dated as of March 30, 2007 (this “Amendment”), to the Credit Agreement, dated as of November 7, 2006, as amended by Amendment to Credit Agreement dated as of February 6, 2007 (the “Agreement”), among InPhonic, Inc., a Delaware corporation (the “Borrower”), the Lenders listed on the signature pages hereof as Lenders, and Citicorp North America, Inc., as Administrative Agent.

WHEREAS, the parties hereto have previously entered into the Agreement; and

WHEREAS, the parties have agreed to amend the Agreement pursuant to the terms and conditions set forth herein.

NOW, THEREFORE, in consideration of the mutual agreements, provisions and covenants contained herein, the parties agree as follows:

Section 1.    Definitions. Capitalized terms used but not otherwise defined herein shall have the respective meanings given to them in the Agreement.

Section 2. Effectiveness of the Amendment. This Amendment shall become effective upon receipt by the Administrative Agent of (x) counterparts hereof duly executed by: (i) the Borrower, (ii) each of the Guarantors, (iii) the Administrative Agent, and (iv) each Lender, and (y) confirmation of the due authorization of this Amendment by the Borrower and each Guarantor in form and substance satisfactory to the Administrative Agent and the Lenders.

Section 3.    Amendment to the Agreement-Definitions.

(a)	The definition of “Availability Period” in Section 1.01 is hereby amended and restated in its entirety as follows:

“Availability Period” means the period from and including the Closing Date to the earliest of (A) the Maturity Date, (B) the date of termination of the Commitments pursuant to Section 8.02 and (C) May 30, 2007.

(b)	The definition of “Make-Whole Premium” in Section 1.01 is hereby amended and restated in its entirety as follows:

“Make-Whole Premium” means, with respect to any prepayment of Loans, an amount equal to one percent (1.00%) of the principal of the Loans being prepaid.

***Confidential Treatment has been requested for portions of this exhibit. The copy filed herewith omits the information subject to the confidentiality request. Omissions are designated as [***]. A complete version of this exhibit has been filed separately with the Securities Exchange Commission.

Section 4.    Amendments to Agreement – Delayed Draw.

The penultimate sentence of Section 2.01 is hereby amended and restated in its entirety as follows:

“The Borrower shall, not later than May 30, 2007, have made up to two requests for Loans which, in the aggregate, equal the full amount of the Facility.”

Section 5.    Amendments to Agreement – Post-Closing Covenants and Cash Collateral Account.

(a)	Section 6.01(a). The phrase “within 90 days after the end of each fiscal year” shall be replaced with the phrase: “within 100 days after the end of the fiscal year ended December 31, 2006 and within 90 days after the end of each other fiscal year”.

(b)	Section 6.12(d). The phrase “within 60 days after the Closing Date and at all times thereafter” in the first sentence of Section 6.12(d) shall be replaced with the phrase: “by May 30, 2007 and at all times thereafter”.

(c)	Section 6.16. Section 6.16 is hereby amended and restated in its entirety as follows: “By May 30, 2007 and at all times thereafter, maintain the Cash Collateral Account.”

(d)	Section 7.11(b). The phrase “90 days after the Closing Date” in Section 7.11(b) shall be replaced with the phrase: “May 30, 2007”.

Section 6.    Amendment to Agreement – Subsequent Financings.

(a)	Section 10.18. A new Section 10.18 is hereby to the Agreement to read as follows:

“If the Borrower seeks to prepay the Loans at any time prior to December 31, 2007 [***], the Borrower will provide a reasonable opportunity for the Lenders to provide (in proportion to their Commitments or on any other basis as the Lenders may agree among themselves) such refinancing. Neither the Administrative Agent nor any of the Lenders shall have any obligation to provide any such refinancing, and the obligations of the Borrower and the other Loan Parties under this Agreement and the other

Loan Documents to pay and perform the Obligations in accordance with their terms shall be unaffected by any such refinancing (whether or not one or more of the Lenders or their Affiliates are involved in such refinancing). The agreements in this Section shall survive the termination of the Commitments and the repayment, satisfaction or discharge of the Loans an all the other Obligations.”

(b)	Section 10.18. The current Section 10.18, as it stands prior to the effectiveness of this Amendment is hereby renumbered as Section 10.19

Section 7.    Waiver. With respect to the annual financial statements for the year-ended December 31, 2006, the Administrative Agent and the Lenders hereby waive the requirement set forth in Section 6.01(a) of the Agreement that Borrower deliver an opinion (the “Internal Controls Opinion for 2007”) of a Registered Public Accounting Firm independently assessing the Borrower’s internal controls over financial reporting in accordance with Item 308 of SEC Regulation S-K, PCAOB Auditing Standard No. 2, and Section 404 of Sarbanes-Oxley expressing a conclusion that contains no statement that there is a material weakness in such internal controls to the extent that the Internal Controls Opinion for 2007 (x) is delivered later than March 31, 2007 and (y) mentions that there are material weaknesses in such internal controls; provided that the waiver in this Section 6 shall terminate and be of no force or effect unless (i) the Borrower cures the material weakness in internal controls relating to personnel staffing requirements (identified on Schedule A referred to below) by July 1, 2007, (ii) the Borrower cures all other material weaknesses in internal controls (identified in Schedule A referred to below or in the Internal Controls Opinion for 2007) by April 10, 2007, and (iii) the Borrower receives the Internal Controls Opinion for 2007 (and delivers a copy to the Administrative Agent and the Lenders) by April 10, 2007 .

Section 8.    Representations and Warranties. The Borrower hereby repeats and restates those representations and warranties set forth in Article V of the Agreement, as if made on and as of the date hereof (except to the extent such representations and warranties expressly relate to an earlier date), which representations and warranties are hereby incorporated herein by reference, as if specifically set forth herein; provided that references to “the Agreement” in any Loan Documents shall be and are deemed to mean the Agreement as amended hereby. The Borrower represents and warrants that attached hereto as Schedule A is a brief description of the material weaknesses in the Borrower’s internal controls over financial reporting in accordance with Item 308 of SEC Regulation S-K, PCAOB Auditing Standard No. 2, and Section 404 of Sarbanes-Oxley identified with respect to the annual financial statements for the year-ended December 31, 2006. The Borrower hereby represents and warrants that, after giving effect to this Amendment, no Default or Event of Default exists on the date of this Amendment.

Section 9.    Consent of Guarantors. By signing below, each of the Guarantors irrevocably consents and agrees to this Amendment.

Section 10.    Miscellaneous. This Amendment may be executed by one or more of the parties to this Amendment on any number of counterparts (including by facsimile), and all of said counterparts taken together shall be deemed to constitute one and the same instrument. This Amendment is a Loan Document. The Borrower shall pay or reimburse each of the Lenders and the Administrative Agent for all of their reasonable out-of-pocket expenses in connection with the negotiation, preparation, execution and delivery of this Amendment, including without limitation, the reasonable fees and expenses of Fried, Frank, Harris, Shriver & Jacobson, LLP. The provisions of Sections 10.14 and 10.15 of the Agreement are incorporated by reference into this Amendment mutatis mutandis. This Amendment shall not constitute an amendment or waiver of any of the terms and provisions of the Agreement and shall not be construed as a waiver or consent to any further or future action on the part of the Borrower or any Guarantor, except to the extent expressly set forth herein. Except as specifically set forth herein, all of the terms and provisions of the Agreement and the other Loan Documents are and shall remain in full force and effect and the Borrower and the Guarantors shall continue to be bound by such terms and provisions.

[Signature Pages Follow]

IN WITNESS WHEREOF, each of the parties hereto has caused this Amendment to be duly executed and delivered as of the date first above written.

Borrower:

INPHONIC, INC.

By:	/s/ David A. Steinberg
Name: David A. Steinberg
Title: Chief Executive Officer

Guarantors:

CAIS ACQUISITION, LLC

By:	/s/ David A. Steinberg
Name: David A. Steinberg Title: President

CAIS ACQUISITION II, LLC

By:	/s/ David A. Steinberg
Name: David A. Steinberg Title: President

FON ACQUISITION, LLC

By:	/s/ David A. Steinberg
Name: David A. Steinberg Title: President

MOBILE TECHNOLOGY SERVICES, LLC

By:	/s/ David A. Steinberg
Name: David A. Steinberg Title: President

SIMIPC ACQUISITION CORP.

By:	/s/ David A. Steinberg
Name: David A. Steinberg Title: Chief Executive Officer

STAR NUMBER, INC.

By:	/s/ David A. Steinberg
Name: David A. Steinberg Title: Chief Executive Officer

1010 INTERACTIVE, LLC.

By:	/s/ David A. Steinberg
Name: David A. Steinberg Title: Chief Executive Officer

CITICORP NORTH AMERICA, INC., as Administrative Agent and as a Lender

By:	/s/ Scot P. French
Name: Scot P. French Title: Managing Director/Vice President

GOLDMAN SACHS CREDIT PARTNERS, L.P., as a Lender

By:	/s/ Kenneth Eberts
Name: Kenneth Eberts Title: Managing Director, Goldman, Sachs & Co. – Attorney in fact, Goldman Sachs Credit Partners

AP INPHONIC HOLDINGS, LLC, as a Lender

By:	/s/ Scott G. Bruce
Name: Scott G. Bruce Title: Managing Director